Jefferies
2015 Industrials Conference

August 11, 2015

AEGION®

Stronger. Safer. Infrastructure.™

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on March 2, 2015 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

AEGION

Why Aegion?

Pipelines Are the Arteries for Our Way of Life



Wastewater



Oil, Gas and Mining



Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Needed to Meet Growing U.S. Energy Requirements



Exploration and Extraction



Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity



Commercial Structures



Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

Aegion Keeps Infrastructure Working Better, Safer and Longer for Customers Throughout the World

PIPELINE PROTECTION

> 70%

INFRASTRUCTURE SOLUTIONS PLATFORM

Municipal Water/Wastewater, Industrial Pipelines



Insituform
CURED-IN-PLACE-PIPE
Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER

CORROSION PROTECTION PLATFORM

Oil, Gas, Mining



Bayou
EXTERNAL COATING
Corrpro
CATHODIC PROTECTION
Bayou
CONCRETE COATING
United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
Bayou
INTERNAL COATING
CRTS
INTERNAL FIELD JOINT COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou/Wasco
INSULATION COATING

INDUSTRIAL FACILITIES

>25%

ENERGY SERVICES PLATFORM

Refineries, Upstream Facilities, Water Treatment Plants, Industrial Facilities



Brinderson
Shultz Mechanical
FACILITY MAINTENANCE
Corrpro
CATHODIC PROTECTION
Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER

COMMERCIAL STRUCTURES

< 5%

INFRASTRUCTURE SOLUTIONS PLATFORM

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels



Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER
Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER

Aegion Possesses Market Leading Technologies and Services to Effectively Serve Its Customers

	INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
	Insituform, FYFE, FIBRWRAP	corrpro, BAYOU, united, CRTS, CCSI	BRINDERSON, SCHULTZ
BEST-IN-CLASS SAFETY	✓	✓	✓
MARKET EXPERTISE	• Insituform has been a global leader for 45 years; over 3,200 municipal relationships in North America • Fyfe/Fibrwrap has over 20 year of experience with IP and certifications	• Decades of experience across all brands	• Brinderson has long-term maintenance contracts and strong customer relationships • Schultz provides skilled building trade labor
TURN-KEY SOLUTIONS		• Corrpro and United Pipeline Systems have proven solutions	✓
BROAD TECHNICAL CAPABILITIES	✓	✓	• Brinderson has work productivity enhancement and project control systems
LEADING TECHNOLOGY	✓	✓	• Brinderson has DelayTrak™ &TimeTrak™ for measuring productivity
VERTICALLY INTEGRATED	✓	• Corrpro and United Pipeline Systems are leading providers of corrosion and pipe protection technologies	• Engineering, procurement, fabrication, construction and maintenance integrated solutions

AEGION®

Aegion Has a Balanced Earnings Profile in Diverse End Markets

Diversified Sources


2% Mining
16% Downstream
46% Not Related to Oil & Gas
19% Midstream
17% Upstream
Primary area of impact from depressed oil prices

Recurring Sources


40% Project-Based
60% Recurring

Based on 2014 consolidated revenues of $1.33 billion

AEGION

Aegion's Energy Exposure Balanced Between Upstream, Midstream and Downstream in Targeted End Markets


16%
Downstream
19%
Midstream
17%
Upstream

Aegion Diversified Revenues

(Based on 2014 consolidated revenues of $1.33 billion)



UPSTREAM
Exploration and Production

Corrosion Protection Platform

united, BAYOU, CRTS: Corrosion and abrasion protection for pipe gathering and extraction supply lines

AEGION ENERGY SERVICES:
- Facility maintenance programs
- Engineering, procurement and construction (EPC) services



MIDSTREAM
Transport

Corrosion Protection Platform

- corrpro: Cathodic protection
- united: Engineering inspection services
- BAYOU: Pipe lining and maintenance
- CRTS: New pipe coatings
- CCSI: Pipeline field coatings

AEGION ENERGY SERVICES:
- Terminal facility maintenance
- EPC services



DOWNSTREAM
Processing and Refining

AEGION ENERGY SERVICES:
- Facility maintenance programs
- Turnaround planning and execution
- EPC services

corrpro:
- Corrosion engineering and cathodic protection of facility structures

AEGION

North America Midstream Pipeline Market Remains Favorable

Pipelines will continue to be built to more efficiently transport hydrocarbons

- The proliferation of technologies within unconventional discoveries has led to lower marginal price points
- Infrastructure in many shale and oil sands regions are still lacking
- New infrastructure is needed to transport product to market
- Pipelines are the preferred methodology; hence double digit growth expected for pipeline construction in 2015 and 2016


BASINS
GAS PLAYS
OIL/LIQUIDS PLAYS

Aegion's Corrosion Protection platform is well positioned in targeted North America regions of the midstream market, particularly with Corrpro's expertise in pipeline corrosion prevention and pipe coatings through Bayou

AEGION

North America Refining and Petrochemical Markets Remain Strong Due to Attractive Oil Price Spreads and Inexpensive Feedstock


Refinery Locations

Refining: Consumer demand and favorable spreads increases activity

- Fixed number of refineries drives high capacity utilization in excess of 90% on average
- Favorable price spreads increases demand to export refined petroleum products
- Aging infrastructure requires maintenance, engineering and construction support

Energy Services operates in the majority of west coast refineries due to high-quality performance and ability to exceed stringent safety requirements



Petrochemical: Inexpensive feedstock creates market opportunities

- Inexpensive natural gas-based feedstock gives North America a global advantage in production of products such as ethylene and polypropylene
- Cost advantages and capacity constraints provide producers incentive to build new facilities

Energy Services business model is ideally suited to grow in the petrochemical market

AEGION

Low Oil Prices Create Headwinds for Aegion's Upstream Services

U.S. Oil Production



As of: 7/10/15
Production: 9.56
10.00
9.00
8.00
7.00
6.00
5.00
MMbbl/d
As of: 1/1/10
Production: 5.51
2010
2011
2012
2013
2014
2015

U.S. Rig Counts



06/20/14
1,858
6/20/14 7/10/15
-1,091 rigs
07/10/15
863
2,000
1,500
1,000
500
-
rigs
Jan-2011
Jan-2012
Jan-2013
Jan-2014
Jan-2015
US onshore Horiz
US onshore Vert
GoM

Market Drivers for Aegion

- 80% Energy Services' upstream business is maintenance-driven
- Demand for United Pipeline Systems linings and Bayou coatings (especially in Canada)
- Despite rig count contraction, need for midstream pipeline infrastructure over the medium term remains robust

Low oil price environment will likely continue for some time, which requires Aegion to assess how best to adapt to this evolving market reality

AEGION

Second Half of 2015 to Be Impacted by Continued Challenges in the Upstream Market



Aegion's Primary Exposure to Upstream Market

United Pipeline Systems, Bayou Canada, Energy Services Upstream

June 30, 2015 Backlog: ~$100 million, -33% versus June 30, 2014

United Pipeline Systems

- Customer-driven spending reductions and project delays for upstream process and gathering lines
- Partially offsetting the decline is a joint project with Coating Services for a large mining project in Chile
- United is in final stages of negotiations for a another large mining pipeline project in Chile, valued at over $15 million

Bayou Canada

- Customers are drawing down existing coated small diameter distribution pipe inventories, which has stalled new pipe orders for the upcoming fall/winter construction season
- Pursuing opportunities to diversify within the midstream market

Energy Services

- Customers have significantly reduced maintenance hours and construction activity in Central California
- Large upstream contract renewal due at end of year

2Q'15 vs. 2Q'14: Aegion realized a $0.09 per diluted share negative impact from these businesses primarily due to the steep decline in oil prices

AEGION

Favorable North America Midstream Pipeline Market Can Partially Offset Challenges in Corrosion Protection's Upstream Segment



Bayou
EXTERNAL
COATING
Corrpro
CATHODIC PROTECTION
Bayou
CONCRETE
COATING
United Pipeline
Systems
HIGH-DENSITY POLYETHYLENE
Bayou
INTERNAL
COATING
CRTS
INTERNAL FIELD
JOINT COATING
CCSI
EXTERNAL FIELD
JOINT COATING
Bayou/Wasco
INSULATION
COATING

Corrosion Protection 2015 Outlook

Expect modest revenue growth, but gross margin compression will likely result in a decline in operating income from 2014

- Expect improved performance in the seasonally strong second half primarily from the midstream market
- Corrpro secured strong orders in June and July, including a large midstream AC mitigation project in Canada valued at over $10 million
- United Pipeline Systems in final stages of negotiations for a large mining project in Chile, valued at over $15 million
- Executing several large projects, valued at approximately $70 million, for Bayou Louisiana and a joint CRTS/United Pipeline Systems project in Chile

Corrosion Protection Contract Backlog



$250
$200
$150
$100
$50
$-
$ million USD
$215.4
$173.4
-19.5%
2Q'14
2Q'15
$34 million Bayou Louisiana contract canceled in 3Q'14

- **Excluding canceled Bayou contract in third quarter of 2014, 2015 second quarter backlog declined 4.7%**
- Bayou Louisiana backlog includes two large upstream offshore insulation contracts and one midstream project
- Coating Services awarded a large contract for pipeline field coatings in the Caspian Sea region

AEGION

U.S. West Coast Downstream Business Remains Favorable for Energy Services to Grow Revenues





Energy Services 2015 Outlook

Expect revenue growth and recovering gross margins in the second half of the year; however, full year margins will be down resulting in an operating income decline compared to 2014

- Downstream segment remains favorable given strong demand for maintenance and other activities in the West Coast refining market
  - Plan to execute two previously delayed turnaround projects in the second half of 2015
- Central California upstream market will remain under pressure in 2015
- Actions were taken to right-size the operations in the Permian Basin to target break-even performance in the remaining two quarters of the year

Energy Services Contract Backlog



$300
$250
$200
$150
$100
$50
$-
$ million USD
$248.1
$223.9
-9.7%
2Q'14
2Q'15

- Reduction in backlog the result of reduced activity in the Central California upstream market
- Backlog in the downstream maintenance segment remains at attractive levels
- Several, but not all, expected West Coast turnaround projects have been postponed until 2016
- Large upstream contract up for renewal at the end of 2015

Energy Services' backlog represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Contracts that are up for renewal are not included in the next 12 months' backlog past the renewal date

AEGION

Infrastructure Solutions' Largest Market Currently Supports Outlook for Low-to-mid-single Digit Growth on Average over Time

Insituform North America



1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2009
2010
2011
2012
2013
2014
Crew Count
Gross Margin per Crew
Backlog
Operating Income

Note: Operating income is before corporate expense allocation

Status

- U.S. market has improved since 2012 with North American cured-in-place pipe (CIPP) rehabilitation spend averaging between $825 to $900 million
  - North American CIPP market expected to grow mid-single digits in 2015
- Insituform North America increased second quarter backlog by low single digits to remain at a historic high level
  - Broad-based wastewater pipeline rehabilitation market expansion across major regions of the U.S. and select areas in Canada



WORLD CLASS
MARKET INTELLIGENCE
MAKE TUBE
SHIP TUBE
INSTALL TUBE
Insituform
PROJECT MANAGEMENT SYSTEM

Enhanced Project Management

- Investments in people and best-in-class systems since 2012 have significantly improved bidding estimates, increased crew efficiency and utilization and enhanced market intelligence resulting in improved margins

AEGION

Fyfe/Fibrwrap Excepted to Grow Revenues and Profits in 2015 Compared to 2014


50%
$40
Global Fyfe/Fibrwrap
Gross Margin Target
Gross Margins
Revenues ($ millions)
20%
$-
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 2Q'15
Gross Margins
Revenues

- Solid second quarter results generated gross margins in excess of 35% to 40% target
- Combination with Insituform is improving project management and crew utilization in North America by leveraging recent investments and best practices
  - Insituform has 3,000+ municipal customers to market Fibrwrap® in the pressure pipe segment
- Growing global market opportunity for infrastructure rehabilitation and strengthening is driving growth potential

Fyfe/Fibrwrap Has a Competitive Advantage through a Unique Vertical Integration Business Model

Products

Tyfo® products have more than 25 industry certifications



Fibrwrap® woven mat

Engineering

Strong core of expert engineers and researchers in fiber-reinforced polymers and materials

Installation

120 North American professional crew members trained in proper installation of Tyfo® Fibrwrap® engineered solutions



Innovation & Growth

Manufacturing

80 U.S. patents and trade secrets for fabric designs, applications and epoxy formulations

R&D

Through innovation, Fyfe engineers and scientists formulate high performance resin matrices and fiber-reinforced polymer composites

Sales

Transitioned to a vertical end market model with the addition of experienced sales and business development professionals

Vertical End Markets



Structures





Infrastructure



Pipelines

AEGION

Infrastructure Solutions Is Well-Positioned for Growth in 2015

Insituform 2015 Outlook

Expect modest revenue growth with margin expansion resulting in strong operating income growth over 2014



- Strong backlog position and solid second quarter orders in North America position Insituform for good performance in the second half of 2015
- Restructured international CIPP business is positioned for significant profitability improvement
- Foreign currency translation remains a concern

Fyfe/Fibrwrap 2015 Outlook

Expect revenue and operating income growth compared to 2014



- Current backlog and near term sales funnel support expectations for revenue and profit growth
- Expect to complete a large industrial pipeline project in the second half of 2015
- The integration of Fyfe/Fibrwrap and Insituform is nearly complete
- Adoption of Tyfo® Fibrwrap® is growing in select markets in North America and Asia

Infrastructure Solutions Contract Backlog



$400
$350
$300
$250
$200
$ million USD
$365.7
$362.9
-0.8%
2Q'14
2Q'15
Insituform
Fyfe/Fibwrap

- **Backlog increased 1.7% excluding a net $9.5 million of backlog, from both periods, related to the restructured international CIPP markets**
  - Backlog increase includes an approximate 5% increase in 2015 year-to-date revenues for Infrastructure Solutions, excluding the restructured international markets, compared to the prior year period
- Insituform North America backlog increased low single digits to remain at a historic high level
- International contract installation backlog is at adequate levels for the second half of the year
- Fyfe/Fibrwrap backlog increased 9.1% to $53.2 million

AEGION

First Half 2014 Versus First Half 2015 Core Earnings Results

(in thousands USD except for share information)	Revenue	Operating Income	Earnings per Diluted Share
Reported GAAP Results for 2014	$ 629,102	$ 29,753	$ 0.45
Acquisition-Related Expenses		539	0.01
Divestiture of Bayou Coating LLC ("BTR") JV	--	--	0.01
2014 Non-GAAP Results	**$ 629,102**	**$ 30,292**	**$ 0.47**
BTR Equity Earnings for First Quarter 2014	--	--	(0.02)
2015 Currency Translation Impact	(21,104)	(2,530)	(0.05)
2014 Core Results	$ 607,998	$ 27,762	$ 0.41
2015 Non-GAAP Results	$ 646,262	$ 30,447	$ 0.48
First Half 2015 vs. 2014 (Non-GAAP)	6.3%	9.7%	21.3%

Please see the Appendix for the non-GAAP reconciliation tables.

AEGION

Second Quarter 2015 Gross Margin Expansion from Infrastructure Solutions Offset a Large Portion of The Gross Margin Impact Caused by Lower Oil Prices

Infrastructure Solutions Gross Margins



30%
20%
10%
0%
24.4%
26.8%
+240 bps
2Q'14
2Q'15

- Insituform North America expanded gross margins due to strong execution
- Fyfe/Fibrwrap achieved gross margins ahead of the expected 35% to 40% range through continued strong execution
- Infrastructure Solutions benefited from the restructuring activities in the affected international markets

Corrosion Protection Gross Margins



30%
20%
10%
0%
24.3%
20.6%
-370 bps
2Q'14
2Q'15

- Gross margins for United Pipeline Systems were down significantly because of reduced spending in the North America upstream market
- Significantly lower margins for CRTS robotics coatings business as a result of the completion of the high margin offshore Saudi Aramco Wasit project in 2014 compared to execution of a lower margin onshore project in Chile
- Project activity did not ramp up as expected for Corrpro in the United States market resulting in lower labor and equipment utilization rates

Energy Services Gross Margins



20%
15%
10%
5%
0%
15.0%
13.6%
-140 bps
2Q'14
2Q'15

- Energy Services gross margins improved by 210 basis points to 13.6% from the first quarter of 2015
- Margins remain under pressure in the California upstream market due to customers reducing maintenance billable hours and limiting or deferring capital and other expenditures
- Lower gross margins from projects in the Permian Basin

AEGION

Aegion Delivered Record Quarterly Operating Cash Flow Performance in the Second Quarter of 2015

Source/(Uses) of Cash


in USD millions
$135.9
$7.9
$6.6
$1.9
$14.3
$2.8
$70.6
$173.1
3/31/15
CAPEX
Debt Reduction
Other Debt
Share Buybacks
Other1
Operating Cash Flow
6/30/15

[1] Other includes purchase of Schultz Mechanical Contractors, Inc., escrow balance from Fyfe Asia, asset sales, patent expenditures, activity related to common stock and other financing

Second Quarter 2015

- An 18-day reduction in Days Sales Outstanding accounted for a $45.2 million improvement in net working capital
  - Compared to a small use of cash in the second quarter of 2014
- Completed share repurchase program acquiring approximately 770,000 shares for $14.3 million in the second quarter
  - Repurchased $15.2 million worth of shares in the second quarter of 2014
- Required debt repayment of $6.6 million compared to $4.3 million in the second quarter of 2014
- Capital expenditures were slightly less than prior year period expenditures

June 30, 2015 cash balance of $173 million nearly equaled $175 million at December 31, 2014

AEGION

Aegion Targets Reducing Days Sales Outstanding to a Sustainable 75 Days Over The Next Few Years



Days Sales Outstanding (DSO)
150
125
100
75
2010
2014
2Q'15
Second Quarter 2015:
18-day reduction to 79 days compared to the second quarter of 2014

AEGION

Aegion Generates Substantial Cash Flow from Operating Activities

Cash Flow from Operating Activities ($M)



$42
$60
$53
$22
$111
$88
$82
$121
2008
2009
2010
2011
2012
2013
2014
2015 TTM (6/30)

Cash Flow from Operating Activities as a Percent of non-GAAP Net Income



181%
87%
82%
204%
171%
157%
210%
232%
2009
2010
2011
2012
2013
2014
Peer Average
2015 TTM (6/30)

Aegion
2013 cash flow from operating activities includes $4 million for acquisition-related expenses
2009 to 2013 restated for discontinued operations

Peer Average: 2015 LTM per S&P Capital IQ

Free Cash Flow per Diluted Share

(LTM as of the most recent reporting period)



Peer Average(1) = $2.46/share
$(2.3)
$(0.8)
$(0.4)
$(0.0)
$0.1
$0.1
$0.1
$0.5
$0.7
$1.2
$1.3
$1.4
$2.1
$2.4
$2.8
$2.9
$4.1
$4.1
$5.4
Layne
Willbros
Primoris
WASEONG
Furmanite
Transfield
Pure Tech
Mueller Water
Team
Wood Group
Quanta
ShawCor
Tetra Tech
Aegion
EMCOR
Matrix
AECOM
Jacobs
MasTec

Source: Company filings and S&P Capital IQ
(1) Peer average excludes Aegion

AEGION

Aegion Is…







1. A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2. A company with **OPPORTUNITIES** in the U.S. upstream, midstream and downstream energy markets and an energy portfolio now **BALANCED** towards recurring revenues

3. An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

4. An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

Appendix

2014 Restructuring Will Be Substantially Complete by The Third Quarter of 2015

2014 Restructuring

2014 Charges

1 International Water & Wastewater
Exit certain unprofitable international locations

2 Combine Insituform and Fyfe/Fibrwrap
Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations

3 Right-size Bayou's Louisiana Facility
Optimize operations to meet market opportunities in a cost effective manner

Aegion recorded $49.5 million (pre-tax), or $0.95 per diluted share in the fourth quarter of 2014

2014 Restructuring

Second Quarter 2015 Charges

International Water & Wastewater

$5.7 Million Pre-Tax Charge, or $0.11 per diluted share

Completed shutdown of operations in Hong Kong, Singapore and Malaysia

- $2.6 million in non-cash charges related to allowances for the risk of uncollectible receivables
- $3.1 million cash charges for severance, wind-down performance payments, outplacement and other employee costs, in line with expectations

Aegion recorded $9.2 million (pre-tax) charge, or $0.21 per diluted share through the first six months of 2015, all related to the exit of international CIPP contracting operations in six markets

AEGION

Restructuring and Realignment Provides Tangible Financial Benefits with Increased Management Focus on Future Growth Drivers

1

Annual Cost Savings

Annual Savings: $8 to $11 million pre-tax, $0.15-$0.20 per diluted share

2Q'15: $2.5 million pre-tax, or $0.05 per diluted share

1Q'15: $2.5 million pre-tax, or $0.05 per diluted share

4Q'14: $3.5 million pre-tax, or $0.07 per diluted share

Aegion expects to realize annual pre-tax savings at the high end of the previously stated $8 to $11 million range

2

Improved ROIC / Cash Liberation

Expect incremental improvement of approximately 100 basis points

- 2014: Realized approximately 75 basis point improvement from the write-down of tangible and certain intangible assets
- 2015: Remaining 25 basis points to come from the attainment of the full annual restructuring savings and the exit from loss producing international CIPP contracting markets

3

Intangible Benefits

Greater focus on growth drivers

- Platform realignment creates opportunities to offer broader solutions to clients
- Management will increase focus in key areas for growth and other strategic initiatives
- Liberated cash can be invested in growth enhancing new investments or acquisitions

AEGION

Aegion Is Geographically Positioned in Long-Term Attractive End Markets


Hong Kong
Singapore

North America: 85% of 2014 Revenues

- Center of energy investment across upstream, midstream and downstream segments
- Currently in a period of sustainable spend for wastewater pipeline rehabilitation
- Growing conversion to fiber-reinforced polymers led by the Tyfo® Fibrwrap® system for structural strengthening and rehabilitation

Europe: 6% of 2014 Revenues

- Exited France and Switzerland contract cured-in-place pipe installation markets in 2014 and early 2015 to focus on product sales strategy
  - Contracting activities remain in the U.K., Spain and the Netherlands
- Cathodic protection and corrosion engineering market in the U.K. mostly outside the oil & gas sector

Middle East: 2% of 2014 Revenues

- High level and sustainable capital investments in the energy sector, including pipeline development and maintenance
- Aegion's regional "hub" strategy designed to market key Corrosion Protection technologies and services in the Middle East with longer-term potential in markets such as Sub-Saharan Africa, Eastern Europe and Asia

South America: 2% of 2014 Revenues

- Mining capital investment and maintenance expenditures in Chile due to new regulations restricting the use of fresh water
- Opportunities exist in several neighboring countries in the oil & gas markets

Asia-Pacific: 5% of 2014 Revenues

- Attractive market in Australia for wastewater pipeline contract installation
- Opportunities exist to supply the high-quality Insituform® cured-in-place pipe product and provide technical assistance
- Attractive end markets for the Tyfo® Fibrwrap® system to strengthen and rehabilitate pressure pipes, structures and transportation infrastructure

Aegion Technologies and Services

- Infrastructure Solutions, Corrosion Protection, Energy Services
- Infrastructure Solutions: Insituform
- Infrastructure Solutions: Fyfe/Fibrwrap
- Corrosion Protection

AEGION

Infrastructure Solutions Platform Provides Comprehensive Customer Solutions

Markets: Global municipal water and wastewater, industrial pipeline, commercial buildings and other infrastructure in North America, Asia and Europe

Services: Wastewater pipeline rehabilitation, large-diameter pressure pipe rehabilitation and strengthening, seismic protection, building change of use, structural strengthening for aging bridges and waterfront rehabilitation and storm surge

Platform Strengths

Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to municipal customers
- Enhance Fyfe/Fibrwrap operations
  - Access to Insituform's proven project management, municipal relationships and integrated shared services to accelerate sales growth and improve execution

Insituform Strengths

- Mature business, well managed through a strong performance culture
- Excellent execution, high-quality CIPP products and strong cash flow
- Strong brand name recognition through market leading position

Fyfe/Fibrwrap Strengths

- A growth business with attractive margins in a structural rehabilitation market suited for conversion to the Tyfo® Fibrwrap® fiber-reinforced polymer technology
- Highly-engineered solution
- Strong brand recognition through market leadership position

International Growth Opportunities

- Operational alignment in Asia-Pacific can leverage municipal relationships for Insituform and Fyfe/Fibrwrap

Corrosion Protection Platform to Focus on Go-to Market Strategy

corrpro®
united®
BAYOU
CRTS
CCSI

Markets: Oil, gas and mining pipelines and other structures, such as storage tanks

Services: Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

Platform Strengths

Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to oil, gas and mining customers
- Target attractive markets with long-term pipeline infrastructure investments

Corrosion Protection Strengths

- Strong end markets for pipeline protection technologies and services in North America, the Middle East and South America
- Margin expansion through project-based activities and geographic expansion
- Emerging market opportunities in South America, Sub-Saharan Africa, Asia and Eastern Europe
- Opportunities for collaborative sales effort in all geographic markets

Corrosion Protection Has Powerful Pipe Protection Technologies



United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
CRTS
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Bayou/Wasco
INSULATION COATING
Corrpro
CATHODIC PROTECTION

Pipe Linings

Products: **United Pipeline Systems® Tite Liner®, a** high density polyethylene (HDPE) lining system

Advantage: Proprietary and highly efficient installation methods

Geography: North and South America, the Middle East, North Africa, Australia, South Africa

Competitors: Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

MARKET DYNAMICS

Sustainable commodity prices and growing demand can driveglobal energy and mining capital and maintenance expenditures

Coating Services

Products: **CRTS®** robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; CCSI™ onshore custom field coatings

Advantage: Cost savings from fast and efficient patented offshore robotics technology

Geography: North and South America, the Middle East

Offshore Competitors: No pipe weld coatings or onshore application

MARKET DYNAMICS

Global offshore pipeline development is an important end market

Requires capabilities for a highly efficient field coating application

Pipe Coatings

Products: **Bayou®** FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage: Full service facilities in Louisiana and Western Canada

Geography: Portions of North America, Gulf of Mexico

Competitors: Bredero Shaw and pipe mills producing small-diameter pipe

MARKET DYNAMICS

Gulf of Mexico and transcontinental pipeline development needed to support North American energy infrastructure

Corrosion Engineering

Products: **Corrpro®** engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, the Middle East, Europe

Competitors: Numerous small companies or regional competitors

MARKET DYNAMICS

Global pipeline development/maintenance remains critical for customers

U.S. regulations for safety and environmental stewardship expected to increase pipeline protection spending over time

AEGION

Energy Services Adds Recurring Revenues in Attractive Long-Term North America Upstream and Downstream Markets

AEGION ENERGY SERVICES

BRINDERSON SCHULTZ

Markets: North American upstream oil and gas extraction and downstream refining and petrochemical

Services: Mechanical, electrical and instrumentation maintenance, small capital construction, engineering, cost saving productivity tools

Platform Strengths

Strategic Rationale

- Unique business model focused on time and material maintenance
- Energy Services expanded Aegion's presence in the United States upstream segment and opened a new market in the downstream segment
- Increased Aegion's sources for recurring revenues through long-term maintenance contracts
- Offers opportunities for higher margins through marketing other Aegion technologies and services

Energy Services Strengths

- Substantial market presence in California and West Coast
- Best-in-class safety culture
- Experienced leader with industry knowledge, expertise and strong customer relationships
- Limited focus to date outside core West Coast market
  - Geographic expansion to Permian Basin, Gulf Coast, Canada and Utah
- Longer-term opportunity for petrochemical market entry

2015 Second Quarter Financial Summary

As of June 30, 2015

Selected Financial Results – Non-GAAP from Continuing Operations

Current and prior year results exclude discontinued operations

(in USD thousands, except margins and per share information)	2Q 2015	2Q 2014	Change	YTD 2015	YTD 2014	Change
Revenues	$ 337,096	$ 322,868	4.4%	$ 646,262	$ 629,102	2.7%
Gross Profit	73,021	71,918	1.5%	132,225	132,981	-0.6%
Gross Margins	*21.7%*	*22.3%*	*-60 bps*	*20.5%*	*21.1%*	*-60 bps*
Operating Income	20,195	21,158	-4.6%	30,447	30,292	0.5%
Operating Margin	*6.0%*	*6.6%*	*-60 bps*	*4.7%*	*4.8%*	*-10 bps*
Segment Operating Income:						
Infrastructure Solutions	17,787	12,876	4,911	25,923	14,334	11,589
Corrosion Protection	936	5,474	-4,538	1,436	9,165	-7,729
Energy Services	1,472	2,808	-1,336	3,088	6,793	-3,705
Non-Controlling Interest	-164	-26	-138	-177	-57	-120
Income from Continuing Operations (Attributable to Aegion Corporation)	$ 13,051	$ 13,081	-0.2%	$ 17,878	$ 17,889	--
Diluted Earnings per Share (from continuing operations)	$ 0.35	$ 0.34	2.9%	$ 0.48	$ 0.47	2.1%

	2Q 2015	2Q 2014	Change
Reported Consolidated Backlog	$ 760.2	$ 829.2	-8.3%
Adjusted Consolidated Backlog[1]	$ 756.9	$ 782.9	-3.4%

[1] Q2'14 excludes a $34 million onshore pipe coating contract subsequently canceled and $9.5 million from international restructured entities

(See reconciliation to GAAP in this Appendix; reported backlog includes international markets that are part of the October 2014 Restructuring)

AEGION

Non-GAAP Reconciliation from Continuing Operations for The Second Quarter of 2015

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Restructuring & Impairment[1]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 265,043	$ (968)	$ 264,075
Gross Profit	72,053	968	73,021
Operating Expenses	57,326	(4,500)	52,826
Acquisition-related Charges	--	--	--
Restructuring Charges	204	(204)	--
Operating Income	14,523	5,672	20,195
Interest Expense	(2,989)	42	(2,947)
Other Income/Expense	778	(20)	758
Income before Taxes	12,390	5,694	18,084
Taxes on Income	3,542	1,327	4,869
Income (attributable to Aegion Corporation)	$ 8,684	$ 4,367	$ 13,051
Diluted Earnings Per Share	**$ 0.24**	**$ 0.11**	**$ 0.35**

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $968 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,500 related to reserves for potentially uncollectable receivables, early lease termination costs, and other restructuring charges; (iii) pre-tax restructuring charges of $204 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) charges of $22 related to the write-off of certain other assets.

AEGION

Infrastructure Solutions Second Quarter Non-GAAP Reconciliation

(in thousands USD)	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 149,091	$ --	$ 149,094	$ 147,260	$ --	$ 147,260
Cost of Revenue	110,060	(968)	109,092	111,309	--	111,309
Gross Profit	38,031	968	39,999	35,951	--	35,951
Operating Expenses	26,716	(4,500)	22,212	23,075	--	23,075
Acquisition-related Charges	--	--	--	--	--	--
Restructuring Charges	204	(204)	--	--	--	--
Operating Income	$ 12,115	$ 5,672	$ 17,787	$ 12,876	$ --	$ 12,876

[1] Includes non-GAAP adjustments related to pre-tax restructuring charges associated with bad debt expenses, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION

Corrosion Protection Second Quarter Non-GAAP Reconciliation

(in thousands USD)	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 106,022	$ --	$ 106,022	$ 102,923	$ --	$ 102,923
Cost of Revenue	84,135	--	84,135	77,889	--	77,889
Gross Profit	21,887	--	21,887	25,034	--	25,034
Operating Expenses	20,951	--	20,951	19,560	--	19,560
Acquisition-related Charges	--	--	--	197	(197)	--
Restructuring Charges	--	--	--	--	--	--
Operating Income	$ 936	$ --	$ 936	$ 5,277	$ 197	$ 5,474

[1] Includes non-GAAP adjustments related to expenses incurred in conjunction with potential acquisition activity pursued by the Company during the period.

AEGION

Energy Services Second Quarter Non-GAAP Reconciliation

(in thousands USD)	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 81,983	$ --	$ 81,983	$ 72,685	$ --	$ 72,685
Cost of Revenue	70,848	--	70,848	61,752	--	61,752
Gross Profit	11,135	--	11,135	10,933	--	10,933
Operating Expenses	9,663	--	9,663	8,125	--	8,125
Acquisition-related Charges	--	--	--	342	(342)	--
Operating Income	$ 1,472	$ 323	$ 1,472	$ 2,466	$ 342	$ 2,808

[1] Includes non-GAAP adjustments related to expenses incurred during the period in conjunction with the Company's acquisition of Brinderson, L.P.

AEGION

Non-GAAP Reconciliation from Continuing Operations for The Second Quarter of 2014

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Acquisition-Related Expense[1]	As Adjusted (Non-GAAP)
Operating Expenses	50,760	--	50,760
Acquisition-related Charges	539	(539)	--
Restructuring Charges	--	--	--
Operating Income	20,619	539	21,158
Interest Expense	(3,320)	--	(3,320)
Interest Income/Other	(562)	--	(562)
Income before Taxes	16,737	539	17,276
Taxes (benefit) on Income/(Loss)	3,961	208	4,169
Income (attributable to Aegion Corporation)	$ 12,750	$ 331	$ 13,081
Diluted Earnings Per Share	**$ 0.33**	**$ 0.01**	**$ 0.34**

[1] Includes the following non-GAAP adjustments: (i) expenses incurred in connection with the 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the period.

AEGION

Non-GAAP Reconciliation from Continuing Operations for The First Six Months of 2015

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Restructuring & Impairment[1]	Acquisition-Related Expense[2]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 515,019	$ (982)	$ --	$ 514,037
Gross Profit	131,243	982	--	132,225
Operating Expenses	106,410	(4,632)	--	101,778
Acquisition-related Charges	323	--	(323)	--
Restructuring Charges	862	(862)	--	--
Operating Income	23,648	6,476	323	30,477
Interest Expense	(6,221)	84	--	(6,137)
Interest Income/Other	(2,001)	2,672	--	671
Income before Taxes	15,630	9,232	323	25,185
Taxes (benefit) on Income/(Loss)	5,410	1,592	128	7,130
Income (attributable to Aegion Corporation)	$ 10,043	$ 7,640	$ 195	$ 17,878
Diluted Earnings Per Share	**$ 0.27**	**$ 0.21**	**$ 0.01**	**$ 0.48**

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $982 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,632 related to reserves for potentially uncollectable receivables, early lease termination costs, and other restructuring charges; (iii) pre-tax restructuring charges of $862 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) charges of $2,756 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in France.

[2] Includes non-GAAP adjustments related to expenses incurred during the period in connection with the Company's acquisition of Schultz Mechanical Contractors, Inc.

AEGION

Infrastructure Solutions First Half Non-GAAP Reconciliation

(in thousands USD)	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 271,564	$ --	$ 271,564	$ 269,584	$ --	$ 269,584
Cost of Revenue	203,918	(982)	202,9316	208,079	--	208,079
Gross Profit	67,646	982	68,628	61,505	--	61,505
Operating Expenses	47,337	(4,632)	42,705	47,171	--	47,171
Acquisition-related Charges	--	--	--	--	--	--
Restructuring Charges	862	(862)	--	--	--	--
Operating Income	$ 19,477	$ 6,476	$ 25,923	$ 14,334	$ --	$ 14,334

[1] Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION

Corrosion Protection First Half Non-GAAP Reconciliation

(in thousands USD)	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 207,765	$ --	$ 207,765	$ 210,931	$ --	$ 210,931
Cost of Revenue	165,049	--	165,049	161,756	--	161,756
Gross Profit	42,716	--	42,716	49,175	--	49,175
Operating Expenses	41,280	--	41,280	40,010	--	40,010
Acquisition-related Charges	--	--	--	197	(197)	--
Restructuring Charges	--	--	--	--	--	--
Operating Income	$ 1,436	$ --	$ 1,436	$ 8,968	$ 197	$ 9,165

[1] Includes non-GAAP adjustments related to expenses incurred in conjunction with potential acquisition activity pursued by the Company during the period.

AEGION

Energy Services First Half Non-GAAP Reconciliation

(in thousands USD)	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 166,933	$ --	$ 166,933	$ 148,587	$ --	$ 148,587
Cost of Revenue	146,052	--	146,052	126,286	--	126,286
Gross Profit	20,881	--	20,881	22,302	--	22,302
Operating Expenses	17,793	--	17,793	15,508	--	15,508
Acquisition-related Charges	323	(323)	--	342	(342)	--
Operating Income	$ 2,765	$ 323	$ 3,088	$ 6,451	$ 342	$ 6,793

[1] Includes non-GAAP adjustments related to expenses incurred during the period in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc.

[2] Includes non-GAAP adjustments related to expenses incurred during the period in conjunction with the Company's acquisition of Brinderson, L.P.

AEGION

Non-GAAP Reconciliation from Continuing Operations for The First Six Months of 2014

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Acquisition-Related Expense[1]	Loss on Sale of Bayou Coating[2]	As Adjusted (Non-GAAP)
Operating Expenses	102,689	--		102,689
Acquisition-related Charges	539	(539)		--
Restructuring Charges	--	--		--
Operating Income	29,753	539		30,292
Interest Expense	(6,435)	--		(6,435)
Other Income/Expense	(1,463)	--	472	(991)
Income before Taxes	22,232	539	472	23,243
Taxes on Income	5,573	208	194	5,975
Income (attributable to Aegion Corporation)	$ 17,279	$ 331	$ 278	$ 17,888
Diluted Earnings Per Share	**$ 0.45**	**$ 0.01**	**$ 0.01**	**$ 0.47**

[1] Includes the following non-GAAP adjustments: (i) expenses incurred in connection with the 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the period.

[2] Includes non-GAAP adjustments related to a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500.

AEGION